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                                                                  EXHIBIT 10.13

                             SUBSIDIARY PLEDGE AGREEMENT




          AMENDMENT AND RESTATEMENT dated as of September 20, 1996 to PLEDGE AGREEMENT, dated as of August 1, 1995 (as amended, modified or supplemented from time to time, the "Agreement"), made by each of the undersigned (each a "Pledgor" and collectively, the "Pledgors"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                                W I T N E S S E T H :


          WHEREAS, RELTEC HOLDINGS, INC. and RELTEC (UK) LIMITED (each a "Borrower" and collectively, the "Borrowers"), various financial institutions from time to time party thereto (the "Banks"), and The Chase Manhattan Bank, as Agent (the "Agent", and together with the Banks, the "Bank Creditors"), have entered into an Amendment and Restatement dated as of September 20, 1996, amending and restating the Credit Agreement dated as of July 31, 1995 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

          WHEREAS, the Company may from time to time be a party to one or more Interest Rate Agreements (each such Interest Rate Agreement with an Interest Rate Creditor (as defined below), a "Secured Interest Rate Agreement") with any Bank (including without limitation The Chase Manhattan Bank in its individual capacity) or a syndicate of financial institutions organized by any Bank or an affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason) (any institution that participates in such Secured Interest Rate Agreement, and in each case, its assignees, collectively, the "Interest Rate Creditors," and the Interest Rate Creditors together with the Bank Creditors, collectively the "Secured Creditors");

          WHEREAS, the Pledgors entered into a Pledge Agreement, dated as of August 1, 1995 (as amended, modified or supplemented to the date hereof, the "Original Pledge Agreement");

          WHEREAS, each Pledgor desires to amend and restate the Original Pledge Agreement;

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          NOW, THEREFORE, the parties hereto agree that the Original Pledge
Agreement shall be and is hereby amended and restated in its entirety to read as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due of all obligations and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Subsidiary Guaranty or any Credit Document and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Agreements, being herein collectively called the "Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with any Secured Interest Rate Agreement including all obligations under the Subsidiary Guaranty in respect of Interest Rate Agreements (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Obligations");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses
     (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement or any payment default under any Secured Interest Rate Agreement after the expiration of any applicable grace period) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations".

          2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean (x) with respect to Domestic Subsidiaries, all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Domestic Subsidiary other than an Unrestricted Subsidiary, and
(y) with respect to Foreign Subsidiaries, all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of


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any Foreign Subsidiary, PROVIDED that such Pledgor shall not be required to pledge hereunder (and the term "Stock" shall not include) more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote; (ii) the term "Notes" shall mean all promissory notes from time to time issued to, or held by, any Pledgor; and (iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof: (a) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Pledgor is the holder of record with respect to each Subsidiary and sole beneficial owner of such Stock;
(d) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (e) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; and (f) on the date hereof, such Pledgor owns or possesses no other Securities.

          3.  PLEDGE OF SECURITIES, ETC.

          3.1. PLEDGE. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee all Securities owned by such Pledgor on the date hereof, if any, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

          3.2. SUBSEQUENTLY ACQUIRED CERTIFIED STOCK. If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof which are represented by certificates or instruments, such Pledgor will forthwith pledge and deposit the certificates or instruments representing such Securities as security with the Pledgee and deliver to the Pledgee the certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. No Pledgor shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

          3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether or not now owned or hereafter acquired) are uncertificated securities, the relevant Pledgor shall promptly notify the Pledgee

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thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

          3.4. DEFINITION OF PLEDGED STOCK, PLEDGED NOTES, PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock"; all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes"; all Pledged Stock and Pledged Notes together are called the "Pledged Securities"; and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral".

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right, at its own expense or if an Event of Default exists, at the expense of each Pledgor, to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default has occurred and be continuing and the Pledgee shall have notified the relevant Pledgor that such Pledgor may no longer exercise the rights referred to below (except that no such notice shall be required in the case of an Event of Default specified in Section 9.05 of the Credit Agreement with respect to such Pledgor (a "Bankruptcy Event of Default")), such Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of any Credit Document or any Secured Interest Rate Agreement (collectively, the "Secured Debt Agreement"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor therein. All such rights of the relevant Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and, except in the case of a Bankruptcy Event of Default with respect to such Pledgor, the Pledgee shall have notified such Pledgor of such cessation, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Securities shall be paid to the relevant Pledgor, PROVIDED that, all dividends payable in respect of the Pledged Stock which are determined by the Pledgee, in its reasonable

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discretion, to represent in whole or in part, a liquidating or other distribution in return of capital shall be paid to the Pledgee and retained by it as part of the Collateral (unless such dividends are applied to repay Obligations pursuant to Section 9). The Pledgee shall also be entitled to receive directly in pledge, and to retain as part of the Collateral:

          (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

          (ii) all other or additional stock or other securities or property (including cash (unless such dividends are applied to repay Obligations pursuant to Section 9)) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock or other securities or property (including cash (unless such dividends are applied to repay the Obligations pursuant to Section 9)) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);


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          (iv) subject to the notice requirements set forth in Section 5, to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so); and

          (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

          (i) first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (ii), (iii) and (iv) of Section 1 of this Agreement;




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          (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 9(c) with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the moneys are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

          (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18 hereof, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

          (c) All payments required to be made to the (i) Bank Creditors hereunder shall be made to the Agent under the Credit Agreement for the account of the Bank Creditors and (ii) Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Secured Interest Rate Agreement or, in the case of Secured Interest Rate Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

          (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Agent under the Credit Agreement in respect of Credit Document Obligations for a determination (which the Agent and each Bank Creditor agree (or shall agree) to provide upon request of the Pledgee) as to the outstanding Obligations owed to the Bank Creditors and (ii) upon any Interest Rate Creditor for a determination (which each Interest Rate Creditor agrees to provide upon request to the Pledgee) of the outstanding Interest Rate Obligations owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Agent under the Credit Agreement in furnishing information pursuant to the preceding sentence, and the Pledgee in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Secured Interest Rate Agreements or Interest Rate Obligations with respect thereto are in existence.

          (e) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral hereunder and (y) the aggregate outstanding amount of the Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to

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judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. The Pledgors jointly and severally agree (i) to indemnify and hold harmless the Pledgee and the Secured Creditors in such capacity from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Pledgee and the Secured Creditors for all reasonable costs and expenses, including reasonable attorneys' fees growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of a Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purpose of this Agreement.

          13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral

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and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 11 of the Credit Agreement.

          14. TRANSFER BY PLEDGORS. Except for sales of Collateral permitted pursuant to the Credit Agreement, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

          (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement;

          (iii) all the shares of Stock have been duly and validly issued and are fully paid and nonassessable; and

          (iv) each of the Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever.

          (c) Each Pledgor further covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

          16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated

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or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

          (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and a Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, PROVIDED that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as the relevant Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the

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like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the relevant Pledgor by or on behalf of the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances.

          18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the relevant Pledgor, will promptly execute and deliver to the relevant Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the relevant Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Secured Interest Rate Agreements have been terminated, no Letter of Credit or Note (as defined in the Credit Agreement) is outstanding and all Obligations have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or as otherwise required by Section 13.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the relevant Pledgor, will duly assign, transfer and deliver to the relevant Pledgor

(without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that the relevant Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Creditor as a result of any release of Collateral by it as permitted by this Section 18.

          19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

          (a) if to a Pledgor, at its address set forth opposite its signature below;

          (b)  if to the Pledgee, at:

               The Chase Manhattan Bank
               One Chase Manhattan Plaza
               New York, New York  10081
               Attention:  Mark Shannon
               Telephone No.:  (212) 552-2457
               Facsimile No.:  (212) 552-3263;

          (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

          (d) if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the written consent of the Required Banks (or as otherwise required by Section 13.12 of the Credit Agreement)); PROVIDED, HOWEVER, that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Creditor adversely affected thereby, PROVIDED FURTHER, that any change, waiver, modification or variance adversely affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term

"Class" shall mean each class of Secured Creditors, I.E., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Banks and
(y) with respect to the Interest Rate Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Secured Interest Rate Agreements.

          21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (b) be binding upon each Pledgor, its successors and assigns, PROVIDED HOWEVER that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Banks or as otherwise required by Section 13.12 of the Credit Agreement), and
(c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          22. WAIVER OF JURY TRIAL. Each Pledgor and the Pledgee hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

          23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Agent.

          24. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Company that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Agent.

                               *          *          *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


Address:

5875 Landerbrook Drive              RELTEC CORPORATION,
Suite 250                                as Pledgor
Mayfield Heights, Ohio
44124
Attention:  John L. Wilson
Telephone No.:(216) 460-3610         By:________________________
Facsimile No.: (216)460-3691             Title:  Vice President


c/o RELTEC Holdings, Inc.            RELTEC FOREIGN HOLDINGS, INC.,
5875 Landerbrook Drive                  as Pledgor
Suite 250
Mayfield Heights, Ohio
44124
Attention:  John L. Wilson
Telephone No.:  (216) 460-3610       By:________________________
Facsimile No.:  (216) 460-3691          Title:


                                     THE CHASE MANHATTAN BANK,
                                         as Pledgee



                                     By:________________________
                                        Title:

                                                      ANNEX A
                                                         to
                                                     SUBSIDIARY PLEDGE AGREEMENT



                                 LIST OF SUBSIDIARIES


                                                                 Jurisdiction
               PLEDGOR             SUBSIDIARIES                  OF ORGANIZATION

RELTEC Corporation            Guangzhou RELTEC                   China
                              Communications
                              Technology
                              Company Ltd.

RELTEC Corporation            RELTEC Services                    UK
                              (UK) Limited

RELTEC Corporation            RELTEC                             New Brunswick
                              Canada Holdings, Inc.

RELTEC Corporation            RELTEC                             Costa Rica
                              Costa Rica, S.A.

RELTEC Corporation            RELTEC (HK) Limited                Hong Kong

RELTEC Corporation            RELTEC Mexico,                     Mexico
                              S.A. de C.V.

RELTEC Foreign
  Holdings, Inc.              RELTEC (UK) Limited                UK

                                                       ANNEX B
                                                          to
                                             SUBSIDIARY PLEDGE AGREEMENT



                                    LIST OF STOCK

                                             Number of
                                             Shares    Percentage     Number
          Name of Issuing     Type of        Owned by  Owned by       of Shares
PLEDGOR   CORPORATION         SHARES         PLEDGOR   PLEDGOR        PLEDGED


               Guangzhou
               Reliance
RELTEC         Comm/Tec
Corporation    Company Ltd.    N/A                N/A       60%         N/A


               RELTEC         Ordinary shares
RELTEC         Services (UK)  par value 1 Pound
Corporation    Limited        Sterling per share  10,100    100%       6,565


RELTEC         RELTEC Canada  Common stock,
Corporation    Holdings, Inc. no par value        100       100%          65


                              Common shares,
RELTEC         RELTEC Costa   par value 1,000
Corporation    Rica, S.A.     colones per share   16        100%          10


                              Ordinary shares,
RELTEC         RELTEC (HK)    par value HK$
Corporation    Limited        10.00 per share     100       99%            65


               RELTEC
RELTEC         Mexico, S.A.   Common stock, no
Corporation    de C.V.        par value            999      99%            650


RELTEC
Foreign                       Ordinary shares,
Holdings,      RELTEC (UK)    par value 1 Pound
Inc.           Limited        Sterling per share  100       100%           65

                                                                ANNEX C
                                                                  to
                                                   SUBSIDIARY PLEDGE AGREEMENT



                                    LIST OF NOTES



Pledgor             Issuer              Amount                   Maturity Date

RELTEC              RELTEC Canada       The amount for each           N/A
Corporation         Holdings, Inc.      Issuer shall equal
                                        the unpaid principal
                    RELTEC Mexico,      amount of all loans
                    S.A. de C.V.        and advances made by
                                        Pledgor to such
                    RELTEC (HK)         Issuer as recorded
                                        in the books and records
                                        of Pledgor

                    RELTEC Costa Rica,
                    S.A.

                    RELTEC Services
                    (UK) Limited